SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
              -----------------------------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2004



                            HAMPSHIRE GROUP, LIMITED
       ------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                   000-20201             06-0967107
----------------------------        -----------         -----------------
(STATE OR OTHER JURISDICTION        (COMMISSION         (I.R.S. EMPLOYER
       OF INCORPORATION)             FILE NUMBER)       IDENTIFICATION NO.)


                 215 Commerce Boulevard,
                 Anderson, South Carolina                  29625
         ----------------------------------------        ---------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



                                 (864) 225-6232
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on May 6, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


Date: May 6, 2004                       By: /s/ Charles W. Clayton
-----------------                       -----------------------------------
                                        Charles W. Clayton
                                        Secretary and Treasurer
                                        and Chief Financial Officer